Stock-Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation

We use various forms of share-based compensation which are summarized below. One stock unit is equivalent to one common share for accounting and earnings per share purposes. Shares are issued from treasury for the majority of our stock plans’ activity. All share information is presented in millions.

Stock options and stock units are granted pursuant to our Flexible Stock Plan. On May 10, 2012 the Flexible Stock Plan changed the way awards granted under the Plan are charged against the number of available shares. Under the 2012 Plan modification, each option counts as one share against the shares available under the Plan, but each share granted for any other awards will count as three shares against the Plan.

At December 31, 2013, the following common shares were authorized for issuance under the Flexible Stock Plan:

	Shares Available for Issuance	Maximum Number of Authorized Shares
Unexercised options	6.4	6.4
Outstanding stock units—vested	4.0	5.5
Outstanding stock units—unvested	1.8	3.4
Available for grant	7.8	7.8
Authorized for issuance at December 31, 2013	20.0	23.1

The following table recaps the impact of stock-based compensation (including discontinued operations) on the results of operations for each of the periods presented:

	Year Ended December 31
	2013		2012		2011
	To Be Settled With Stock	To Be Settled In Cash	To Be Settled With Stock	To Be Settled In Cash	To Be Settled With Stock	To Be Settled In Cash
Options (1):
Amortization of the grant date fair value	$1.6	$—	$4.4	$—	$4.8	$—
Cash payments in lieu of options	—	.8	—	.3	—	.3
Stock-based retirement plans contributions (2)	6.5	1.2	6.6	1.0	5.0	.8
Discounts on various stock awards:
Deferred Stock Compensation Program (1)	1.5	—	1.2	—	1.1	—
Stock-based retirement plans (2)	1.1	—	1.2	—	1.5	—
Discount Stock Plan (6)	.9	—	.9	—	.9	—
Performance Stock Unit awards (3)	6.4	1.1	6.5	5.1	7.0	1.9
Restricted Stock Units awards (4)	4.2	—	2.2	—	2.4	—
Profitable Growth Incentive awards (5)	.6	.6	—	—	—	—
Other, primarily non-employee directors restricted stock	1.3	—	1.0	—	1.1	—
Total stock-related compensation expense	24.1	$3.7	24.0	$6.4	23.8	$3.0
Employee contributions for above stock plans	12.2		9.8		11.5
Total stock-based compensation	$36.3		$33.8		$35.3
Recognized tax benefits on stock-based compensation expense	$9.2		$9.1		$9.0

The following table recaps the impact of stock-based compensation on assets and liabilities for each of the periods presented:

	2013			2012
	Current	Long-term	Total	Current	Long-term	Total
Assets:
Diversified investments associated with the stock-based retirement plans (2)	$1.7	$11.7	$13.4	$.9	$6.1	$7.0

Liabilities:
Stock-based retirement plans (2)	$1.7	$11.6	$13.3	$.9	$6.2	$7.1
Performance Stock Unit award (3)	2.8	2.6	5.4	3.6	4.5	8.1
Profitable Growth Incentive award (5)	—	1.2	1.2	—	—	—
Other - primarily timing differences between employee withholdings and related employer contributions to be submitted to various plans' trust accounts	6.0	—	6.0	5.8	—	5.8
Total liabilities associated with stock-based compensation	$10.5	$15.4	$25.9	$10.3	$10.7	$21.0

When the tax deduction for an exercised stock option or converted stock unit exceeds the compensation cost that has been recognized in income, a “windfall” tax benefit is created. The windfall benefit is not recognized in income, but rather on the balance sheet as additional contributed capital. When the current tax deduction for an exercised stock option or converted stock unit is less than the deferred tax asset recorded in regard to the compensation cost that has been recognized in income, a tax “shortfall” is created. To the extent we have accumulated tax windfalls, the shortfall is recognized on the balance sheet as a reduction of additional contributed capital. Net windfall is presented below:

	Balance at December 31, 2012	Net Windfall Resulting From Exercises and Conversions	Balance at December 31, 2013
Accumulated tax windfall in additional contributed capital	$36.2	$5.7	$41.9
(1) Stock Option Grants

We have granted stock options in the following areas:

•	On a discretionary basis to a broad group of employees

•	In conjunction with our Deferred Compensation Program

•	As compensation of outside directors

Options granted to a broad group of employees on a discretionary basis

We have historically granted stock options annually on a discretionary basis to a broad group of employees. Options generally become exercisable in one-third increments at 18 months, 30 months and 42 months after the date of grant. Options have a maximum term of ten years and the exercise prices are equal to Leggett’s closing stock price on the grant date.

Grant date fair values are calculated using the Black-Scholes option pricing model and are amortized by the straight-line method over the options’ total vesting period, except for employees who terminate due to retirement. A “retirement” termination occurs if the employee is age 65, or age 55 with 20 years of Company service at termination. For retirement terminations, options continue to vest and remain exercisable for three years, six months after termination of employment. Therefore, the expense for these options is accelerated when the employee is retirement eligible.

In connection with the January 2011 and 2012 grants, we offered two different option choice programs. One group of employees was offered the choice to receive stock options or to receive a cash payment in lieu of options, with the cash alternative being equal to approximately one-half of the Black-Scholes value of the option grant foregone. Another group of employees, generally higher level employees, were offered a choice between stock options or restricted stock units (RSUs), on a ratio of four options foregone for every one RSU offered. The stock units vest in one-third increments at 12 months, 24 months and 36 months after the date of grant.

Starting in 2013, we discontinued the annual option grant, and options are now offered only in conjunction with the Deferred Compensation Program discussed below, and were replaced with either cash awards or RSUs. Certain key management employees participated in a new Profitable Growth Incentive (PGI) program beginning in 2013, as discussed below.

Deferred Compensation Program

We offer a Deferred Compensation Program under which key managers and outside directors may elect to receive stock options, stock units or interest-bearing cash deferrals in lieu of cash compensation:

•
Stock options under this program are granted on the last business day of the year prior to the year the compensation is earned. The number of options granted equals the deferred compensation times five, divided by the stock’s market price on the date of grant. The option has a 10-year term. It vests as the associated compensation is earned and becomes exercisable beginning 15 months after the grant date. Stock is issued when the option is exercised.

•
Deferred stock units (DSU) under this program are acquired every two weeks (when the compensation would have otherwise been paid) at a 20% discount to the market price of our common stock on each acquisition date and they vest immediately. Expense is recorded as the compensation is earned. Stock units earn dividends at the same rate as cash dividends paid on our common stock. These dividends are used to acquire stock units at a 20% discount. Stock units are converted to common stock and distributed in accordance with the participant’s pre-set election. However, stock units may be settled in cash at the discretion of the Company. Participants must begin receiving distributions no later than ten years after the effective date of the deferral and installment distributions cannot exceed ten years.

•	Interest-bearing cash deferrals under this program are reported in Other long-term liabilities on the balance sheet and are disclosed in Note I.

	Options	Units	Cash
Aggregate amount of compensation deferred during 2013	$—	$6.7	$.8

STOCK OPTIONS SUMMARY

Stock option information for the plans discussed above for the periods presented is as follows:

	Employee Stock Options	Deferred Compensation Options	Other - Primarily Outside Directors' Options	Total Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life in Years	Aggregate Intrinsic Value
Outstanding at December 31, 2012	6.5	1.9	.1	8.5	$21.72
Exercised *	(1.4)	(.7)	—	(2.1)	22.04
Outstanding at December 31, 2013	5.1	1.2	.1	6.4	$21.61	4.5	$59.7
Vested or expected to vest				6.4	$21.61	4.5	$59.6
Exercisable (vested) at December 31, 2013				5.5	$21.37	4.0	$53.0
______________________________

*
Prior to 2005, we granted options with a below market exercise price under the terms of our Deferred Compensation Program. During 2013, .1 options were exercised at a below market exercise price, and .1 of these options remain outstanding at December 31, 2013. In 2005, we amended the Program to provide only “at market” stock options.

Additional information related to stock option activity for the periods presented is as follows:

	Year Ended December 31
	2013	2012	2011
Total intrinsic value of stock options exercised	$18.4	$24.9	$7.5
Cash received from stock options exercised	36.9	35.6	20.5
Total fair value of stock options vested	4.4	4.5	4.5

The following table summarizes fair values calculated (and assumptions utilized) using the Black-Scholes option pricing model.

	Year Ended December 31 **
	2012	2011
Aggregate grant date fair value	$4.0	$4.9
Weighted-average per share grant date fair value	$4.68	$4.90
Risk-free interest rate	1.9%	2.7%
Expected life in years	7.2	7.0
Expected volatility (over expected life)	34.4%	33.3%
Expected dividend yield (over expected life)	4.8%	4.7%

**	No options were granted in 2013

The risk-free rate is determined based on U.S. Treasury yields in effect at the time of grant for maturities equivalent to the expected life of the option. The expected life of the option (estimated average period of time the option will be outstanding) is estimated based on the historical exercise behavior of employees, with executives displaying somewhat longer holding periods than other employees. Expected volatility is based on historical volatility, measured daily for a time period equal to the option’s expected life, ending on the day of grant. The expected dividend yield is estimated based on the dividend yield at the time of grant.
(2) Stock-Based Retirement Plans

We have two stock-based retirement plans: the tax-qualified Stock Bonus Plan (SBP) for non-highly compensated employees, and the non-qualified Executive Stock Unit Program (ESUP) for highly compensated employees. We make matching contributions to both plans. In addition to the automatic 50% match, we will make another matching contribution of up to 50% of the employee’s contributions for the year if certain profitability levels, as defined in the SBP and the ESUP, are obtained.

•
Participants in the SBP may contribute up to 6% of their compensation above a certain threshold to purchase Leggett stock or other investment alternatives at market prices. We immediately match 50% of the employee contributions. Employees are allowed to fully diversify their employee deferral accounts immediately and their employer accounts after three years of service. Dividends earned on Company stock held in the SBP are reinvested or paid in cash at the participant’s election.

•
Participants in the ESUP may contribute up to 10% (depending upon salary level) of their compensation above the same threshold applicable to the SBP. Participant contributions are credited to a diversified investment account established for the participant, and we make premium contributions to the diversified investment accounts equal to 17.65% of the participant’s contribution. A participant’s diversified investment account balance is adjusted to mirror the investment experience, whether positive or negative, of the diversified investments selected by the participant. Participants may change investment elections in the diversified investment accounts, but cannot purchase Company common stock or stock units. The diversified investment accounts consist of various mutual funds and retirement target funds and are unfunded, unsecured obligations of the Company that will be settled in cash. Both the assets and liabilities associated with this program are presented in the table above and are adjusted to fair value at each reporting period.

We immediately match 50% of the employee contributions in the form of stock units. Company contributions to the ESUP, including dividend equivalents, are used to acquire stock units at 85% of the common stock market price on the acquisition date. Stock units are converted to common stock at a 1-to-1 ratio upon distribution from the program and may be settled in cash at the discretion of the Company.

Company matches in the SBP and ESUP fully vest upon three and five years, respectively, of cumulative service, subject to certain participation requirements. Distributions under both plans are triggered by an employee’s retirement, death, disability or separation from Leggett.

Information for the year ended December 31 for these plans was as follows:

	SBP 2013	ESUP 2013
Employee contributions	$3.3	$4.0
Less diversified contributions	.7	4.0
Total employee stock contributions	$2.6	$—
Employer premium contribution to diversified investment accounts		$.7
Shares purchased by employees	.1
Shares of company match	.1

Details regarding stock unit activity for the ESUP plan are reflected in the stock units summary table below.
(3) Performance Stock Unit Awards

We also grant Performance Stock Unit (PSU) awards in the first quarter of each year to selected officers and other key managers. These awards contain the following conditions:

•	A service requirement—Awards generally “cliff” vest three years following the grant date; and

•
A market condition—Awards are based on our Total Shareholder Return [TSR = (Change in Stock Price + Dividends) / Beginning Stock Price] as compared to the TSR of a group of peer companies. The peer group consists of all the companies in the Industrial, Materials and Consumer Discretionary sectors of the S&P 500 and S&P Midcap 400 (approximately 320 companies). Participants will earn from 0% to 175% of the base award depending upon how our Total Shareholder Return ranks within the peer group at the end of the 3-year performance period.

Grant date fair values are calculated using a Monte Carlo simulation of stock and volatility data for Leggett and each of the comparator companies. Grant date fair values are amortized using the straight-line method over the three-year vesting period.

Below is a summary of the number of shares and related grant date fair value of PSU’s for the periods presented:

	Year Ended December 31,
	2013	2012		2011
Total shares base award	.2	.3	282,040.0	.3
Grant date per share fair value	$27.60	$23.79		$25.41
Risk-free interest rate	.4%	.4%		1.0%
Expected life in years	3.0	3.0		3.0
Expected volatility (over expected life)	29.1%	35.0%		42.5%
Expected dividend yield (over expected life)	4.2%	4.8%		4.7%

Three-Year Performance Cycle
Award Year	Completion Date	TSR Performance Relative to the Peer Group (1%=Best)	Payout as a Percent of the Base Award	Number of Shares Distributed	Distribution Date
2009	December 31, 2011	51st percentile	73.6%	.4	January 2012
2010	December 31, 2012	46th percentile	91.0%	.3	January 2013
2011	December 31, 2013	55th percentile	64.2%	.2	January 2014

Beginning with the 2010 award (that was settled in January 2013), thirty-five percent (35%) of awards will be paid out in cash. We intend to pay out the remaining sixty-five percent (65%) in shares of our common stock, although we reserve the right to pay up to one hundred percent (100%) in cash. The 35% portion is recorded as a liability and is adjusted to fair value at each reporting period.
(4) Restricted Stock Unit Awards

RSU awards are generally granted as follows:

•	To managers in lieu of annual option grants

•	On a discretionary basis to selected managers

•	To selected executive officers in connection with employment agreements

•	As compensation for outside directors, who have a choice to receive RSUs or restricted stock

The value of these awards is determined by the stock price on the day of the award, and expense is recognized over the vesting period.

(5) Profitable Growth Incentive Awards

Starting in 2013, certain key management employees participated in a new Profitable Growth Incentive (PGI) program in lieu of the annual option grant. The PGI awards are issued as growth performance stock units (GPSUs). The GPSUs vest (0% to 250%) at the end of a two-year performance period. Vesting is based on the Company's or applicable profit center's revenue growth (adjusted by a GDP factor when applicable) and EBITDA margin at the end of a two-year performance period. The 2013 base target PGI award was .1 shares. If earned, we intend to pay half in shares of our common stock and half in cash, although we reserve the right to pay up to 100% in cash. Both components are adjusted to fair value at each reporting period.

STOCK UNITS SUMMARY

Stock unit information for the plans discussed above is presented in the table below.

	DSU	ESUP	PSU*	RSU	PGI**	Total Units	Weighted Average Grant Date Fair Value per Unit	Aggregate Intrinsic Value
Non-vested at December 31, 2012	—	—	1.4	.2	—	1.6	$14.31
Granted based on current service	.2	.2	—	.3	—	.7	30.17
Granted based on future conditions	—	—	.4	—	.2	.6	12.34
Vested	(.2)	(.2)	(.2)	(.2)	—	(.8)	28.27
Forfeited	—	—	(.1)	—	—	(.1)	13.12
Difference between maximum and actual payout	—	—	(.2)	—	—	(.2)	—
Total non-vested at December 31, 2013	—	—	1.3	.3	.2	1.8	$14.87	$56.6
Fully vested shares available for issuance at December 31, 2013						4.0		$124.8
______________________________

*	PSU awards are presented at 175% (i.e. maximum) payout
** PGI awards are presented at 250% (i.e. maximum) payout

	Year Ended December 31
	2013	2012	2011
Total intrinsic value of vested stock units converted to common stock	$7.0	$4.7	$16.8

STOCK-BASED COMPENSATION COST NOT YET RECOGNIZED

As of December 31, 2013, the unrecognized cost of non-vested stock options and units was as follows:

	Options	Units
Unrecognized cost of non-vested stock	$.9	$10.6
Weighted-average remaining contractual life in years	0.8	1.0
(6) Discount Stock Plan

Under the Discount Stock Plan (DSP), a tax-qualified §423 stock purchase plan, eligible employees may purchase shares of Leggett common stock at 85% of the closing market price on the last business day of each month. Shares are purchased and issued on the last business day of each month and generally cannot be sold or transferred for one year.

Average 2013 purchase price per share (net of discount)	$26.32
2013 number of shares purchased by employees	.2
Shares purchased since inception in 1982	22.4
Maximum shares under the plan	23.0